UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

Commission File Number: 000-56603

Sky Century Investment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	45-5243254
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Stanislawa Leszczynskiego 4/25, Wroclaw, Poland	50-078
(Address of principal executive offices)	(Zip Code)

(205) 238 7735

info@skygcbd.com

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.Unregistered Sales of Equity Securities.

On October 15, 2026, the Board of Directors (the “Board”) of Sky Century Investment, Inc. (the “Company”) approved the conversion of $205,000 of accrued and unpaid salary owed to Nataliia Petranetska, the Company's President, Chief Executive Officer and a member of the Board, into shares of the Company's common stock pursuant to the Amendment to the Compensation Agreement dated December 1, 2020, as amended on July 1, 2026 (the “Compensation Agreement”).

Pursuant to the approved conversion, the Company may issue an aggregate of 4,100,000 shares of its common stock to Nataliia Petranetska at a conversion price of $0.05 per share in full satisfaction of the corresponding salary obligation. The issuance is subject to the terms of the Compensation Agreement, applicable corporate approvals and applicable securities laws. The shares of common stock, if issued, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon an available exemption from the registration requirements of the Securities Act.

As of the date of this report, the Company would have 14,229,357 shares of common stock issued and outstanding following the issuance. As of the date of this report, the conversion has been completed, and an aggregate of 4,100,000 shares of the Company’s common stock have been issued to Nataliia Petranetska in settlement of the corresponding accrued and unpaid salary obligation.

The foregoing description of the transaction is qualified in its entirety by reference to the Amendment to the Compensation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02(e)Compensatory Arrangements of Certain Officers.

On July 1, 2026, Sky Century Investment, Inc. (the “Company”) entered into an Amendment to the Compensation Agreement dated December 1, 2020, with Nataliia Petranetska, the Company’s President and Chief Executive Officer, providing her with the right, subject to prior approval by the Company’s Board of Directors, to convert all or a portion of her accrued and unpaid salary into shares of the Company’s common stock.

On October 15, 2026, the Board approved the conversion of $205,000 in accrued and unpaid salary into 4,100,000 shares of the Company’s common stock at a conversion price of $0.05 per share. The conversion was completed on October 16, 2026, and the shares were issued to Ms. Petranetska in full satisfaction of the corresponding salary obligation.

The foregoing description is qualified in its entirety by reference to the Amendment to the compensation agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to the Compensation Agreement dated July 1, 2026 between Sky Century Investment, Inc. and Nataliia Petranetska

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY CENTURY INVESTMENT, INC.

Date: October 21, 2026	By:	/s/ Nataliia Petranetska
	Name:	Nataliia Petranetska
	Title:	President, Director, Treasurer & Chief Executive and Financial Officer